Other Current and Non-current Assets (Tables)	6 Months Ended
Jun. 30, 2022
Schedule of other current and non current assets

Other current and non-current assets consisted of the following (in thousands):

	As of	As of
	June 30, 2022	December 31, 2021
Equity participation ZIM	$268,595	$423,024
Straight-lining of revenue	23,398	18,997
Claims receivable	15,239	8,919
Other assets	6,677	8,192
Total current assets	$313,909	$459,132
Other non-current assets	62,677	41,739
Total non-current assets	$62,677	$41,739